EXHIBIT 10.1

SIXTH MODIFICATION

FOR AND IN CONSIDERATION of the sum of Ten Thousand Dollars and 00/100 ($10,000.00) has been paid to Seller by check number 1532 of Dulaney Law Firm Trust Account payable to Bettie P. Webb, which is non-refundable, in addition to and not credited against the purchase price, the Parties do hereby agree and contract as follows:

1.

The Option to Purchase Real Property dated November 3, 2005, Modification dated April 27, 2005, Second Modification dated May 19, 2006, Third Modification dated August 3, 2006, Fourth Modification dated November 22, 2006 and Fifth Modification dated January, 2007 are amended:

(A)

to grant Purchaser an extension of the option exercise date to August 31, 2007, and closing date on or before September 5, 2007;

(B)

to grant Purchaser the right to pay $10,000.00 on or before September 1, 2007 for extension of the option exercise date until September 30, 2007 and closing date until October 5, 2007.

Said $10,000.00 payments that is made pursuant to the terms hereof are non-refundable, and in addition, is not credited against the purchase price.

2.

As additional consideration for the extension being granted hereby, Purchaser shall pay to Seller an amount equal to 7.5% interest on the  Purchase Price ($1,680,000) from August 3, 2007 through the date of closing.  This amount shall be paid on the closing date, provided however, that if Purchaser takes advantage of its right to extend this option pursuant to Paragraph 1(B) above, then upon payment of the $10,000 extension fee due by September 1, 2007, Purchaser shall also on September 1, 2007 pay Seller an amount equal to the interest on $1,680,000 calculated at 7.5% annually from August 3, 2007 through September 1, 2007. ($1,680,000 x 7.5% = 126,000/365 days = $345.21 per day.  28 days x $345.21 = $9,665.75.)  Then at closing an additional interest payment will be due based on 7.5% interest annually on the Purchase Price of $1,680,000 from September 1, 2007 through the closing date.

3.

In the event the option is not exercised and the closing does not occur as indicated above, and provided further that any payment is not paid by the due date, then the original Option and the Modification, First Modification, Second Modification, Third Modification, Fourth Modification, Fifth Modification and this Sixth Modification shall terminate and the Seller shall be under no further obligation to the Purchaser.

No waiver by Seller of any breach by Purchaser, or any extension of the due date of any payment under the Option, with Modifications, or the acceptance by Seller of a payment after its due date shall in any manner operate as a waiver of any breach or failure of Purchaser thereafter occurring.

Time is of the essence.

4.

Purchaser shall pay 2007 real estate taxes and 2007 crop damages to Mike Perry, if closing occurs.

5.

Except as specifically modified above, all terms, conditions and provision of the original Option and the Modification, First Modification, Second Modification, Third Modification, Fourth Modification and Fifth Modification shall remain the same and be in full force and effect.

WITNESS the signatures of the parties hereby on the date and year first above written.

/s/ Bettie P. Webb

Bettie P. Webb

MYRIAD WORLD RESORTS OF TUNICA, LLC

By

MYRIAD ENTERTAINMENT & RESORTS,  INC.

By: /s/ Nicholas A. Lopardo

Nicholas A. Lopardo

Chairman of the Board

By /s/ John Meeske

John Meeske, CEO

STATE OF MISSISSIPPI

COUNTY OF TUNICA

PERSONALLY appeared before me, the undersigned authority in and for the said County and State, on this the ______ day of __________, 2007 within my jurisdiction, the within named Bettie P. Webb who acknowledged that she executed the above and foregoing instrument.

Notary Public

My Commission Expires:______________________________

STATE OF _________________

COUNTY OF _______________

PERSONALLY appeared before me, the undersigned authority in and for the said County and State, on this _________ day of _____________, 2007, within my jurisdiction, the within named Nicholas A. Lopardo, who acknowledged that he is Chairman of the Board of Myriad Entertainment & Resorts, Inc., a member of Myriad World Resorts of Tunica, LLC, and that for and on behalf of the said Company and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said Company so to do.

Notary Public

My Commission Expires:______________________________

STATE OF _________________

COUNTY OF _______________

PERSONALLY appeared before me, the undersigned authority in and for the said County and State, on this _________ day of _____________, 2007, within my jurisdiction, the within named John Meeske, who acknowledged that he is CEO of Myriad Entertainment & Resorts, Inc., a member of Myriad World Resorts of Tunica, LLC, and that for and on behalf of the said Company and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said Company so to do.

Notary Public

My Commission Expires:______________________________